ASSOCIATED BANC-CORP INVESTOR PRESENTATION THIRD QUARTER 2013 Exhibit 99.1

FORWARD-LOOKING STATEMENTS
Important note regarding forward-looking statements:
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the company’s most recent Form 10-K and subsequent
SEC filings. Such factors are incorporated herein by reference.

Minneapolis
Wausau
Green Bay
Appleton
Neenah
La Crosse
Madison
Milwaukee
Detroit
Chicago
Rockford
Peoria
Indianapolis
Columbus
Cincinnati
St. Louis
>$1bn deposits[1]
>$500m deposits[1]
>$200m deposits[1]
Commercial offices
* Top 10 credit score[2]

Associated

LEADING MIDWEST BANKING FRANCHISE

1 FDIC market share data 6/30/12; 2 Experian State of Credit Survey 2012;
3 Source: U.S. BLS, State: June 2013, US: Apr. 2013;  4 Source: FRB Chicago
Midwest Manufacturing Index, Jun. 2013; 5 As of June 30, 2013
Operating in Attractive Midwest Markets
•
5 of the top 10 cities in the U.S with highest credit score in footprint²
•
WI & MN continue to show above average employment levels³
•
Midwest Manufacturing output is up 11.0% YoY (vs. 5.6% nationally)
4
•
Top 50, publicly traded, U.S. bank holding company
•
$24 billion in assets; largest bank headquartered in Wisconsin
•
239 branches serving approximately one million customers
•
150-year history in Wisconsin
About Associated
WI MN IL U.S.
Unemployment Rate³
6.8% 5.2% 9.2% 7.6%
ASBC Deposits
5
($ in billions)
$11.6 $1.5 $4.0 $17.1

VISION STATEMENT

ASSOCIATED will be the most admired Midwestern financial services company, distinguished by sound, value-added financial solutions with personal service for our customers, built upon a strong commitment to our colleagues and the communities we serve, resulting in exceptional value for our shareholders.

Associated

3

2013 SECOND QUARTER HIGHLIGHTS AND OUTLOOK
•
Net income of $47 mm
•
ROT1CE of 9.9%, compared to
9.3% for Q2 2012
•
Average loans of $15.7 bn, up
2% QoQ
•
Net interest income  of $160
mm, up 2% QoQ
•
Repurchased $30 mm of stock
•
Tier One Capital ratio of 11.48%

Second Quarter 2013 Highlights:
Outlook – Growing the
Franchise & Creating Long-
Term Shareholder Value
• Continued focus on organic
growth opportunities
• Defending NIM compression in
low-rate environment
• Strong focus on efficiency &
expense management
• Disciplined focus on deploying
capital to drive long-term
shareholder value

Peak Loans (4Q 2008) $16.3 billion
$16.0
$15.0
$14.0
$13.0
$12.0
+2% QoQ
$14.6
$14.9
$15.1
$15.4
$15.7
+8% YoY
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

Commercial Real Estate
$130
Power & Utilities
$108
General Commercial Loans
$90
Oil & Gas
$60
Residential Mortgage
$39
($12)
Mortgage Warehouse
($135)
Home Equity & Installment

Installment 3%
CRE Investor 19%
Home Equity 13%
Construction 5%
Res Mtg 23%
Commercial & Business Lending 37%

Associated

LOAN PORTFOLIO GROWTH AND COMPOSITION

Average Loans of $15.7 billion for Second Quarter 2013
2Q 2013 Average Net Loan Growth of $280 million
Loan Mix – 2Q 2013 (Average)
($ balances in millions)
Average Quarterly Loans ($ in billions)

$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$5.4
$6.0
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

Construction
CRE
$7.0
$6.0
$5.0
$4.0
$3.0
$2.0
$1.0
$0.0
$2.0
$2.4
$0.8
$3.0
2Q 2009
3Q 2009
4Q 2009
1Q 2010
2Q 2010
3Q 2010
4Q 2010
1Q 2011
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

Associated

REBUILDING COMMERCIAL & BUSINESS LENDING

($ in billions)
Commercial & Business Lending Loans
• Restored C&I lending efforts over the past two years
• Currently above previous C&B loan peak of $5.8b in
Q1 2008.
($ in billions)
• Refocused CRE efforts to emphasize in-footprint &
lower risk asset classes
• Added CRE teams in Michigan, Indiana, and Ohio in
2012 to provide better regional diversification to the
portfolio
Commercial Real Estate Lending Loans

Residential Mortgage
Home Equity 1st Liens
$4.0
$4.1
$4.3
$4.2
$4.3
$4.4
$4.4
$4.4
$4.0
$3.0
$2.0
$1.0
$0.0
$2.8
$3.0
$3.1
$3.1
$3.2
$3.4
$3.5
$3.5
$1.1
$1.1
$1.1
$1.1
$1.1
$1.0
$0.9
$0.9
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

>15 Yr Fixed 6%
<=15 Yr Fixed 32%
ARMs 62%

MSR Valuation
Orig. Sold
471
844
564
738
715
780
681
782
$5
$10
$18
$17
$16
$14
$18
$19
(3)
2
2
(4)
(2)
2
5
8
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

Associated

STRONG MORTGAGE BANKING BUSINESS

Mortgage and HE First Liens  Loan Portfolio
($ in billions)
Net Mortgage Banking Revenues & Originations Sold
($ in millions)
• Associated remains the #1
mortgage lender in Wisconsin
(by units & dollar volume)
• Retaining primarily hybrid
ARMs on balance sheet as
well as ~$1.3 billion of 15-year
fixed product
• Selling substantially all 30-
year production
2Q Portfolio Mix ($4.4 bn)

5%
13%
14%
14%
19%
35%
6%
13%
11%
18%
19%
33%
6%
13%
6%
19%
25%
32%
4%
10%
4%
18%
31%
33%
3%
8%
4%
19%
30%
36%
3%
7%
5%
19%
29%
37%
4Q 2008
4Q 2009
4Q 2010
4Q 2011
4Q 2012
2Q 2013

Associated

RESHAPING THE LOAN PORTFOLIO COMPOSITION

• Goal:  A balanced
portfolio between
Commercial & Business,
Commercial Real
Estate, and Retail
• Reduced Construction
exposure by ~ 70% from
2008
• Home Equity run off as
more consumers
refinance into fixed rate
mortgages
1 Based on Average Balances
Installment
Home Equity
Residential
Mortgage &
HE 1    Liens
Construction
CRE
Investor
Commercial &
Business
Lending
1
st

315
291
270
239
-24%
2Q 2007
2Q 2009
2Q 2011
2Q 2013

$15.0
$16.6
$16.1
$17.6
$5.2
$1.8
2Q 2007
2Q 2009
2Q 2011
2Q 2013
Non-maturity deposits
Time Deposits

Associated Bank

Associated

BRANCH STRATEGY

Refine Footprint
• Footprint Project – 60%
complete.  Began in 2011.
Rationalize Footprint
Deposits & Customer Funding
($ in billions)
Retain Relationships
Reinvigorate Model
Deposit Automation ATM
Transaction Express Financial Outlet
Video Teller
Lower Cost Branch Concepts
• Leverage technology solutions for
service.
• Consolidated 24% of
branches since 2007.
• Grow deposits

PURSUING EFFICIENCY GAINS

Real Estate Initiatives:
Back Office Initiatives:
Project Pathway Benefits:
Customer
Relationship
Reporting &
Analytics
Workflow
Management
Time to
Market
Audit Trail
Data Quality Automation
Compliance
Enforcement
Colleague
Engagement
• Actions to optimize our real estate
holdings and capacity
• 2013 – Consolidated Corporate
offices in Green Bay (6 buildings)
and Chicago (3 buildings)
• Implementing technology solutions
in labor intensive processes
• 2013 - Commercial loan system
with end to end processing

3.80%
3.73%
3.70%
3.52%
3.47%
-33 bps
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

0.65%
0.62%
0.51%
0.45%
0.41%
-24 bps
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

3.30%
3.26%
3.32%
3.17%
3.16%
$154
$156
$161
$158
$160
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013
Net Interest Income
Net Interest Margin

Associated

GROWING NET INTEREST INCOME WHILE MARGIN COMPRESSES 11 Yield on Interest-earning Assets Cost of Interest-bearing Liabilities Net Interest Income & Net Interest Margin ($ in millions)

CAPITAL MANAGEMENT PRIORITIES

Funding Organic
Growth
Paying a
Competitive
Dividend
Non-organic
Growth
Opportunities
Share Buybacks
and Redemptions
Priority
Highest
Lowest
2012 2013
• Fund Loan Growth and other Capital Investments
•
Announced $125 mm
share repurchase program
•
Repurchased $30 million in
Q4 2012
•
Announced additional
$120 mm share
repurchase program
•
Repurchased $60 mm in
1H 2013
•
Increased quarterly
dividend to $0.08/share in
Q4 2012 (60% increase
from $0.05/ share)
•
Paid $0.08 /share in Q1
and Q2
• Cost Take Out Provides Greater Value
• Maintain Discipline in Pricing of Any Transaction

2013 SECOND HALF OUTLOOK

Loan Trends
• Quarterly loan growth of 1 – 2%.
• Continued disciplined loan
pricing
Deposit Trends
Fee Income
Expenses
NIM
Growing the Franchise & Creating Long-Term Shareholder Value
Footprint
Credit
Capital
• Continued disciplined deposit
pricing
• Sustained focus on treasury
management solutions to drive
growth in commercial deposits
• Continued compression over
the second half of the year
• Modest improvement in core fee-
based revenues with lower net
mortgage banking revenues
• Flat year-over-year
• Reduced regulatory costs offset by
continued franchise investments
• Continuing to invest in our
branches while optimizing our
network
• Complete Green Bay and Chicago
corporate office consolidations
• Modest improvement in credit
trends
• Provision expense to increase
based on quarterly loan growth
• Disciplined focus on
deploying capital to drive
long-term shareholder value
• $26 million of 9.25% sub-debt
redeemable in October

$50
$40
$30
$20
$10
$0
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
$26
$34
$40
$41
$42
$45
$45
$46
$47
6.1%
7.8%
9.0%
9.2%
9.3%
9.7%
9.6%
10.1%
9.9%
2Q 2011
3Q 2011
4Q 2011
1Q 2012
2Q 2012
3Q 2012
4Q 2012
1Q 2013
2Q 2013

Associated

WHY ASSOCIATED
•
Leading Midwest Bank Operating in
Attractive Markets
•
Core Organic Growth Opportunity
•
Disciplined Loan and Deposit Pricing & Stable
Margin
•
Committed to Efficiency Ratio Improvement
•
Improving Credit Quality
•
Strong Capital Profile & Opportunities for
Capital Deployment
•
Improving Earnings Profile

Net Income
Available to
Common
($ in millions)
Return on Tier 1
Common Equity
Reasons to Invest Net Income Available to Common & ROT1CE
Management Team Focused on Creating
Long-Term Shareholder Value

APPENDIX 15 ********** ********** ********** ********** ********** ********** ********** ********** ********** ********** **********

CONTINUED IMPROVEMENT IN CREDIT QUALITY
INDICATORS

($ in millions)
2Q 2012 3Q 2012 4Q 2012 1Q 2013 2Q 2013
Potential problem loans $     410 $     404 $     361 $     344 $     310
Nonaccruals $     318 $     278 $     253 $     225 $     217
Provision for loan losses $         0 $         0 $         3 $         4 $         4
Net charge offs $       24 $       18 $       21 $       14 $       14
ALLL/Total loans 2.26% 2.11% 1.93% 1.84% 1.76%
ALLL/Nonaccruals 104.65% 113.29% 117.61% 127.27% 127.46%
NPA/Assets 1.62% 1.38% 1.23% 1.12% 1.04%
Nonaccruals/Loans 2.16% 1.86% 1.64% 1.45% 1.38%
NCOs / Avg Loans 0.65% 0.47% 0.55% 0.38% 0.35%

INVESTMENT SECURITIES PORTFOLIO

Type Mkt Value
(000’s)
%of Total
0% RWA $   468,264 9%
20% RWA 4,348,278 88%
50% RWA 25,585 1%
=>100% RWA 73,667 1%
Not subject to RW 10,023 1%
TOTAL $4,925,817 100%
Risk – Weighted Profile – June 30, 2013
Investment Portfolio – June 30, 2013
Credit Rating
($ in thousands)
Mkt Value % of Total
Govt & Agency
$       4,037,284 82.0%
AAA 68,692 1.4%
AA 559,555 11.4%
A 249,565 5.1%
BAA1, BAA2 &
BAA3
--- 0.0%
BA1 & Lower 2,534 0.1%
Non-rated 8,186 0.2%
Total $4,925,817 100.0%
Portfolio Composition Ratings – June 30, 2013
Market Value Composition – June 30, 2013
Type Bk Value
(000’s)
Mkt Value
(000’s)
TEY
(%)
Duration
(Yrs)
Govt &
Agencies
$     1,002 $     1,004 0.30 1.13
MBS
2,536,056 2,533,037 2.74 3.84
CMOs
1,068,119 1,075,432 2.57 2.45
Agency CMBS
446,807 431,252 1.89 3.95
Municipals
777,482 801,731 5.23 4.84
Corporates
84,095 83,316 1.59 1.07
Other
18 45 --- ---
TOTAL HTM &
AFS
$4,913,578 $4,925,817 3.01 3.65
Risk – weighted profile estimated as of  July 12,2013
CMOs
22%
MBS
51%
Municipals
16%
Agency CMBS
9%
Corporates
2%
All Other
97%

Rental and Leasing Services 3%
Transportation and Warehousing 2%
Professional, Scientific, and Technical Services 4%
Health Care and Social Assistance 5%
Oil & Gas 6%
Manufacturing 20%
Retail Trade 6%
Other 17%
Power & Utilities 8%
Real Estate 8%
Finance & Insurance 11%
Wholesale Trade 10%

Hotel / Motel 4%
Other 5%
Industrial 7%
Multi-Family 25%
Retail 17%
Office / Mixed Use 21%
Construction 21%

Associated

COMMERCIAL LOANS BY INDUSTRY AS OF JUNE 30, 2013 18 CB&L Loans by Industry 1 Based on NAICS codes ($6.0 billion) CRE Loans by Industry ($3.8 billion) 1

North Carolina
4%
Other
12%
Texas
5%
New York
5%
In-Footprint[1]
4%
Wisconsin
38%
Minnesota
13%
Illinois
18%

Other
7%
In Footprint[1]
14%
Wisconsin
42%
Minnesota
15%
Illinois
22%

Associated

COMMERCIAL LOAN PORTFOLIOS BY GEOGRAPHY
AS OF JUNE 30, 2013

Commercial & Business Loans by State CRE Loans by State
($6.0 billion) ($3.8 billion)
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa

In-Footprint1
3%
Other
3%
Minnesota
11%
Illinois
29%
Wisconsin
54%

Other
2%
Minnesota
12%
Illinois
19%
Wisconsin
67%

Associated

CONSUMER LOAN PORTFOLIOS BY GEOGRAPHY
AS OF JUNE 30, 2013

Residential Mortgage Loans by State Home Equity Loans by State
Approximately half of home equity
portfolio is in first-lien position
($3.5 billion) ($2.0 billion)
1 Includes Missouri, Indiana, Ohio, Michigan, & Iowa